                          SCHEDULE  14-A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  For Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Westco Bancorp, Inc.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                 Douglas P. Faucette, Muldoon, Murphy & Faucette
     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)    Title of each class of securities to which transaction applies:
            ................................................................
      2)    Aggregate number of securities to which transaction applies:
            ................................................................
      3)    Per unit  price  or  other  underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ................................................................
      4)    Proposed maximum aggregate value of transaction:
            ................................................................

      5)    Total fee paid:

            ................................................................

[ ]         Fee paid previously with preliminary materials.
[ ]         Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

                             WESTCO BANCORP, INC.
                             2121 S. MANNHEIM ROAD
                          WESTCHESTER, ILLINOIS 60154
                                (708) 865-1100


                                                                March 11, 1997



Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Westco Bancorp, Inc. ("Westco Bancorp" or "Company"), the holding company for First Federal Savings and Loan Association of Westchester ("Association"), which will be held on April 15, 1997 at 10:00 a.m., at 2121 S. Mannheim Road, Westchester, Illinois.

      The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Westco Bancorp, as well as representatives of Cobitz, VandenBerg & Fennessy, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have.

      The Board of Directors of Westco Bancorp has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each of the nominees specified under Proposal 1 and "FOR" Proposal 2, the ratification of accountants.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE WESTCO BANCORP COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all of the employees of the Westco Bancorp and the Association, I wish to thank you for your continued support. We appreciate your interest.

                                    Sincerely yours,


                                    /s/ David C. Burba

                                    David C. Burba
                                    CHAIRMAN OF THE BOARD AND PRESIDENT

                             WESTCO BANCORP, INC.
                             2121 S. MANNHEIM ROAD
                          WESTCHESTER, ILLINOIS 60154
                                (708) 865-1100
                         ----------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON APRIL 15, 1997
                         ----------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Westco Bancorp, Inc. will be held on April 15, 1997, at 10:00 a.m., at 2121 S. Mannheim Road, Westchester, Illinois.

      The Annual Meeting is for the purpose of considering and voting upon the following matters:

      1.    The election of two directors for terms of three years each;

      2. The ratification of Cobitz, VandenBerg & Fennessy as independent auditors of the Company for the fiscal year ending December 31, 1997; and
      3. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed February 14, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 2121 S. Mannheim Road, Westchester, Illinois, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting itself.

                                          By Order of the Board of Directors


                                          /s/ Mary S. Suffi

                                          Mary S. Suffi
                                          VICE PRESIDENT AND SECRETARY

Westchester, Illinois
March 11, 1997

                             WESTCO BANCORP, INC.

                            -----------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 15, 1997
                            ----------------------


SOLICITATION AND VOTING OF PROXY

     This proxy statement is being furnished to stockholders of Westco Bancorp, Inc. ("Westco Bancorp" or the "Company"), in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or the "Board") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 15, 1997 at 2121 S. Mannheim Road, Westchester, Illinois at 10:00 a.m., and at any adjournments thereof. The 1996 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 1996, accompanies this proxy statement.

     This proxy statement and the accompanying proxy card are initially being mailed to stockholders on or about March 11, 1997.

     Regardless of the number of shares of common stock owned, it is important that stockholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF WESTCO BANCORP WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND "FOR" THE RATIFICATION OF COBITZ, VANDENBERG & FENNESSY AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by Westco Bancorp. In addition to the solicitation of proxies by mail, Morrow & Co., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee estimated to be $2,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company or the Association, without additional compensation therefor. Westco Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of Westco Bancorp (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. There is no cumulative voting for the election of directors.

     The close of business on February 14, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,569,853 shares. All per share amounts referenced in the proxy statement have been adjusted for the 3 for 2 stock split distributed in May 1996.

     As provided in the Company's Certificate of Incorporation, stockholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or to ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under

Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of Cobitz, VandenBerg & Fennessy as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, the ratification of Cobitz, VandenBerg & Fennessy as independent auditors of the Company, and all other matters shall be determined by a majority of the votes cast, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the proxy solicitors or the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of 5% or more of the Company's outstanding shares of Common Stock on the Record Date. Certain reports regarding beneficial ownership of 5% or more are required to be filed with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act") by persons or groups owning 5% or more. Other than those persons listed below and Mr. Burba, whose ownership information is listed in the table "Information with Respect to Nominees, Continuing Directors and Executive Officers," the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock as of the Record Date.



                                                     AMOUNT AND
                                                      NATURE OF
                          NAME AND ADDRESS           BENEFICIAL    PERCENT
  TITLE OF CLASS        OF BENEFICIAL OWNER           OWNERSHIP    OF CLASS
------------------  ----------------------------    -------------  -------

Common Stock        First Federal Savings and Loan    252,389(1)    9.8%
                    Association of Westchester
                    Employee Stock Ownership Plan
                    and Trust ("ESOP")
                    2121 S. Mannheim Road
                    Westchester, Illinois 60154


Common Stock        First Manhattan Company           163,350(2)    6.4%
                    437 Madison Avenue
                    New York, New York  10022

----------------------
(1) The ESOP Administration Committee of the Association (the "Committee"), consisting of Messrs. Burba and Brechlin and Mrs. Suffi, administers the ESOP. Harris Bank Palatine has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Committee may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. As of the Record Date, 161,310 shares of Common Stock in the ESOP had been allocated to participating employees. Under the ESOP, unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) First Manhattan Company, in its capacity as investment advisor, may be deemed beneficial owner of 163,350 shares of Common Stock.

                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

      Pursuant to the Bylaws of Westco Bancorp, the Board of Directors is set at seven (7) members unless otherwise designated by the Board. Each of the seven members of the Board of Westco Bancorp also presently serves as a director of the Association. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The two (2) nominees proposed for election at the Annual Meeting are Messrs. Thomas J. Nowicki and David C. Burba. All nominees named are presently directors of the Company and the Association. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and Westco Bancorp, except as described under the "-- Employment Agreements".

      In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL
                     NOMINEES NAMED IN THIS PROXY STATEMENT.


INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
OFFICERS

      The following table sets forth, as of the Record Date, the names of nominees, continuing directors and "named executive officers," as defined below, as well as their age, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Association, and the year in which their terms (or in the case of nominees, their proposed terms) as directors of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and by all directors and executive officers as a group as of the Record Date.



  NAME AND PRINCIPAL                                              SHARES OF
      OCCUPATION                                  EXPIRATION     COMMON STOCK     OWNERSHIP
 AT PRESENT AND FOR PAST                DIRECTOR  OF TERM AS     BENEFICIALLY    AS PERCENT
       FIVE YEARS                 AGE   SINCE(1)   DIRECTOR       OWNED (2)       OF CLASS
-----------------------           ----  --------  -----------  ----------------  -----------

NOMINEES
Thomas J. Nowicki                 54      1985       2000          12,141(3)          *
  Owner of Affiliated
  Appraisal Company,
  an independent fee
  appraiser

David C. Burba                    49      1973       2000         202,406(5)(6)    7.6%
  Chairman of the Board                                                  (7)(8)
  and President of the
  Company; President,
  Chief Executive and
  Operating Officer of the
  Association; President and
  Director of Westco, Inc.;
  and Former Chairman of the
  Illinois League of Savings
  Institutions(4)

CONTINUING DIRECTORS

Rosalyn M. Lesak                  81      1978       1999          45,798(3)(5)    1.8%
  Chairman of the Board of
  the Association; Vice
  President of Westco, Inc.

Edward A. Matuga                  75      1961       1999          72,076(3)(9)    2.8%
  Attorney in private
  practice

Edward C. Moticka                 80      1978       1999          27,096(3)       1.1%
  President of Moticka
  & Ralph, Inc., an
  accounting and tax service
  corporation

James E. Dick                     65      1988       1998          20,188(3)         *
  President of Human
  Resource Associates, a
  personnel  man-
  agement consulting firm

Robert E. Vorel, Jr.              46      1988       1998          45,018(3)       1.7%
  President of Crest Communi-
  cations, Inc., a full
  service advertising agency



                                                  -6-


                                                                  SHARES OF
  NAME AND PRINCIPAL                               EXPIRATION    COMMON STOCK     OWNERSHIP
 OCCUPATION AT PRESENT                   DIRECTOR  OF TERM AS    BENEFICIALLY    AS PERCENT
 AND FOR PAST FIVE YEARS          AGE    SINCE(1)   DIRECTOR      OWNED (2)       OF CLASS
-------------------------        -----   --------  ----------  ----------------  ----------

 NAMED EXECUTIVE OFFICERS
  (WHO ARE NOT DIRECTORS)

Richard A. Brechlin                48        --        --        73,758(5)(6)       2.8%
  Executive Vice President                                             (7)(8)
  and Treasurer of the Company
  and the Association

Gregg P. Goossens                  48        --        --       134,640(5)(6)       5.2%
  Executive Vice President of                                          (7)(8)
  the Company and the Asso-
  ciation

Stock Ownership of all directors                                754,130(10)(11)    27.1%
and executive officers as a
group (12 persons)

----------------------------

*   Less than 1.0% of the Company's voting securities.
(1) Includes years of service as a director of the Company's predecessor, the Association.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(3) Includes 5,540, 18,975, 12,075,  6,095,  7,417  and  7,417 shares subject to options granted to Mr. Nowicki, Mrs. Lesak, Messrs. Matuga, Moticka, Dick and Vorel, respectively, under the Westco Bancorp, Inc. 1992 Stock Option Plan for Outside Directors ("Directors' Option Plan") which are currently exercisable.
(4) Mr. Burba is Mrs. Lesak's son-in-law.
(5) Includes 15,915, 613, 14,822, and 14,337 shares allocated to Mr. Burba, Mrs. Lesak, Messrs. Brechlin and Goossens, respectively, under the Association's ESOP.
(6) Includes 50,359, 20,739 and 21,198 shares held for Messrs. Burba, Brechlin, and Goossens, respectively, in the First Federal Savings of Westchester Profit Sharing Plan and Trust, of which they are participants and for which they claim beneficial ownership.
(7) Includes 7,728, 5,244 and 4,416 shares awarded to Messrs. Burba, Brechlin and Goossens, respectively, under the First Federal Saving and Loan Association of Westchester Recognition and Retention Plans and Trusts (the "ARPs") and as to which voting may be directed. Under the ARPs, the original awards vest at 20% per year beginning on June 26, 1993 for officers and employees.
(8) Includes 83,904, 29,844 and 29,244 shares subject to options granted to Messrs. Burba, Brechlin and Goossens, respectively, under the Westco Bancorp, Inc. 1992 Incentive Stock Option Plan ("Incentive Option Plan") which are currently exercisable and excludes 20,976, 9,936 and 9,936 options which are not exercisable. Such options vest at an annual rate of 20% of the original amount awarded per year beginning on June 26, 1993.
(9) Includes 37,500 shares held in trust, of which Mr. Matuga is the trustee.
(10)Includes 23,736 shares (including 17,388 shares set forth in footnote 7 above) subject to awards under the ARPs as to which voting may be directed. Includes 208,194 shares subject to options which are currently exercisable under the Incentive Option Plan (including the 142,992 shares set forth in footnote 8 above), which vest at a rate of 20% of the original amount awarded, beginning on June 26, 1993, and 57,519 shares subject to options which are currently exercisable under the Directors' Option Plan (set forth in footnote 3 above). Includes 67,735 shares (including 45,687 shares set forth in footnote 5 above) allocated to executive officers as a group under the Association's ESOP as of December 31, 1996.
(11)Includes 127,471 shares (including 92,296 shares set forth in footnote 6 above) held in account for executive officers in the First Federal Savings and Loan Association of Westchester Profit Sharing Plan and Trust.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

      During 1996 the Board of Directors of the Company held 12 regular meetings. All directors attended at least 75% in the aggregate of the total number of Board meetings held and meetings of the committees on which he or she served during 1996. The Board of Directors of the Company and the Association maintain committees, the nature and composition of which are described below:

      The Audit Committee of the Company consists of Messrs. Moticka and Vorel. The purpose of this committee is to review the Company's and the Association's budgets and audit performance and to evaluate policies and procedures relating to auditing functions and controls. This committee also selects the Company's independent auditors. The committee met 3 times in 1996 .

      The Executive Committee of the Association consists of Messrs. Burba, Brechlin and Goossens. This committee has the authority to approve transactions and exercise most powers of the Board in the intervals between meetings of the Board and to report any activity to the Board as needed between regular meetings of the Board. This committee met 2 times in 1996.

      The Compensation Committee of the Association consists of Messrs. Dick, Nowicki and Matuga. The purpose of this committee is to establish compensation for the executive officers and establish guidelines for the entire staff. See "Executive Compensation - Compensation Committee Report on Executive Compensation." The committee met 4 times in 1996.

      The Company's Bylaws require the Nominating Committee to be comprised of at least three directors, one of which must be the Chairman of the Board. The Company's Nominating Committee for the 1997 Annual Meeting consists of Messrs. Burba, Dick and Vorel. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Bylaws provide for stockholder nominations for directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholder's notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Company's Nominating Committee met on December 10, 1996.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Directors of the Company do not receive fees for serving on the Company's Board. All directors of the Association receive an annual retainer of $9,000. Directors also receive $250 for each board meeting attended and outside directors receive an additional fee of $150 for each committee meeting attended. Directors may defer fees pursuant to the Association's deferred fee plan discussed below. The Company reimburses to the Association 10% of fees paid. The Board awarded Mr. Dick an additional fee of $500 for his participation as Chairman of the Compensation Committee.

      DIRECTOR DEFERRED FEE PLAN. The Association maintains the First Federal Savings and Loan Association of Westchester Deferred Compensation Plan for Directors. This is a non-tax qualified, unfunded plan that permits members of the Board of Directors to defer compensation until termination of service as a director. The plan was amended to allow participants to make a one-time election to withdraw previously deferred funds prior to conversion from mutual to stock form. Such an election would make a participant ineligible to participate in the plan for five years. The directors will earn annual interest equal to the Association's monthly cost of funds minus 0.5% on their accounts. The deferred amounts vest immediately.

      DIRECTORS' OPTION PLAN. Under the Directors' Option Plan, the total number of options authorized to be granted to outside directors was 69,000. Each outside director was granted, effective June 26, 1992, options to purchase shares of Common Stock at an exercise price of $6.67 per share. The number of options granted on such date was based on a formula whereby each outside director was granted options equal to 1,207 shares for each year of service as an outside director up to a maximum of ten years. In addition, the Chairman of the Board was granted additional options for 690 shares for each year of service as Chairman, up to a maximum of ten years. Additional grants were made on an annual basis to outside directors with less than ten years of service. Such options are exercisable one year from the date of grant. To the extent available, each outside director on each anniversary of the effective date of the Director's Option Plan, June 26, 1992, will be granted options to purchase shares of Common Stock under the same formula specified above at an exercise price equal to the fair market value of the Common Stock on the date of grant. No shares remain in the Plan to be granted. In total, under the Directors' Option Plan formula, 18,975, 7,417, 12,075, 12,075, 11,040 and 7,417 shares subject to options have been granted to Mrs. Lesak, and Messrs. Dick, Matuga, Moticka, Nowicki and Vorel, respectively. In the first quarter of 1996, Messrs. Moticka and Nowicki exercised 1,000 options each on a pre-split basis.

      SPECIAL TERMINATION AGREEMENT. The Association and the Company entered into special termination agreements with Mrs. Lesak which provide for two year terms and which may be extended for an additional year so that the remaining term shall be two years. The agreements provide that if Mrs. Lesak's employment is terminated at any time following a change in control of the Company or the Association, Mrs. Lesak would be entitled to receive a severance payment equal to two times her average annual compensation over the past two years of her employment with the Association. The Association and the Company would also continue Mrs. Lesak's life, health, and disability coverage for two years. Based upon the past fiscal year's salary, in the event of a change in control Mrs. Lesak would receive approximately $78,000.

EXECUTIVE COMPENSATION

      THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT
INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT AS TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      GENERAL.  The Company does not pay any cash  compensation to the executive
      -------
officers of the Company and, therefore, the Company does not maintain a compensation committee. The Compensation Committee of the Board of Directors of the Association (the "Compensation Committee") is responsible for establishing the compensation levels and benefits for executive officers of the Association who serve as executive officers of the Company and for reviewing the recommendations of management for compensation and benefits for other officers and employees of the Association. The executive officers of the Association and the Company are David C. Burba, Chief Executive Officer and Chief Operations Officer, Richard A. Brechlin, Executive Vice President and Treasurer (Chief Financial Officer), and Gregg P. Goossens, Executive Vice President (Chief Lending Officer). The Compensation Committee, which is composed of Messrs. Dick (Chairman), Matuga and Nowicki, recommends to the Board of Directors the amount of compensation to be paid to the executive officers and the Board of Directors ratifies the compensation amounts.

      COMPENSATION POLICIES.  It  is  the  Compensation  Committee's  policy  to
      ---------------------
develop an executive compensation program which is designed to:

      (i)   support  a  pay  for  performance   policy  that  differentiates  in
            compensation amounts based upon corporate performance;

      (ii) motivate key executive officers to achieve strategic business initiatives and reward them for their achievement; and

      (iii) provide compensation opportunities which are comparable to those offered in the industry, thus allowing the Company to retain talented executives who are critical to the Company's long term success.

      In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Association adopted plans which reward the executives for delivering long term value to the Company and the Association through stock ownership.

      The compensation package available to executive officers is composed of the following components:

      (i)   Base Salary;

      (ii)  Annual Cash Incentive Awards; and

      (iii) Long Term Incentive Compensation, including Option and Stock Awards.

Messrs. Burba, Brechlin and Goossens have employment agreements which specify a minimum base salary and requires periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees including the Employee Stock Ownership Plan.

      BASE SALARIES.  In determining salary levels,  the Compensation  Committee
      -------------
considers the entire compensation package, including the equity compensation provided under the Company's stock plans, of the executive officers. The salary levels are intended to be consistent with competitive practices of other comparable financial institutions and each executives' level of responsibility. The Compensation Committee consulted surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions in the Association's market area including the 1996 SNL Executive Compensation Review .

      Although the Compensation Committee's decisions are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer. Specifically, the Compensation Committee considered the increased net income and relatively high earnings on equity experienced by the Company in 1996.

      ANNUAL CASH INCENTIVE AWARDS.  The Compensation  Committee believes that a
      ----------------------------
significant portion of the compensation package should be based on the performance of the Executive Officer and awarded through bonuses. As discussed under Base Salary, the bonus awards are intended to be consistent with comparative practices of other comparable financial institutions and each Executive Officer's level of responsibility. In 1995, the Compensation Committee developed a formula that ties the amount of bonus awarded to four specific performance parameters.

      (i)   Return on Investment
      (ii)  Return on Average Assets
      (iii) Return on Average Equity
      (iv)  Earnings Per Share

      Targets are set in each of these categories. The establishment of the performance parameters included an assessment of how the Company's financial performance compared with a peer group; the Sheshunoff 1996 Asset/Matrix, an industry performance ranking; and the historical performance data of the Association. The peer group was established by the Compensation Committee and consisted of regional savings and loan associations, by asset size and comparability. The peer group may change at the Compensation Committee's discretion.

      The four specific performance parameters represent 70% of the award. The remaining 30% of the award is based on a fifth parameter entitled "Personal Performance," where each officer receives a subjective evaluation by members of the Compensation Committee. In all parameters, the bonus can range from 0% for performance at or below 80% of the target; to 200% for performance at or above 120% of the target.

      In determining the amount of bonus awarded, the Compensation Committee determines the awards that would be made pursuant to the performance parameters discussed above and then adjusts the award at the committee's discretion to reflect actions by regulatory agencies. Specifically, in the fall of 1996, Congress passed and the President signed the Deposit Insurance Funds Act 1996. Part of this bill dealt with the recapitalization of the Savings Association Insurance Fund ("SAIF"). To fund this part of the bill, a special assessment was levied on all SAIF-insured institutions. The levy for the Association was approximately $1,602,000. This one-time assessment dramatically reduced earnings, as it was booked in the quarter ended September 30, 1996. The Compensation Committee disregarded this assessment and its effect on earnings when computing the bonus awards for the officers as this was a one-time charge over which the three executives had no control.

      LONG TERM INCENTIVE COMPENSATION. The Company and the Association maintain
      --------------------------------
the Incentive Option Plan and the Recognition and Retention Plan, respectively, under which executive officers may receive grants and awards. The Compensation Committee believes that stock ownership is a significant incentive in building stockholder's wealth and aligning the interests of employees and stockholders. In connection with the Company's initial public offering, all the executive officers received grants and awards which had vesting periods of 20% per year beginning June 26, 1993. Therefore, such grants and awards are currently four-fifths vested. Although the Compensation Committee did not make any awards during 1996, the committee does consider prior grants and awards when determining the total compensation package. The value of this component of compensation grows as the stock of the Company appreciates in value.

      COMPENSATION   OF  THE  CHIEF   EXECUTIVE   OFFICER.   After  taking  into
      ---------------------------------------------------
consideration the factors discussed above, including the overall compensation package, surveys consulted and the specified performance factors, the Board of Directors, acting on the recommendation of the Compensation Committee, determined to grant Mr. Burba a raise of $6,500 or 3.4% effective January 1, 1996 which makes his compensation comparable to the compensation paid by peer institutions in the Association's market area. In addition, the committee determined that Mr. Burba's bonus would be $86,184 for fiscal 1996 since the Association had met its performance targets under the bonus plan as well as other discretionary performance factors described above. This bonus was comparable to the amounts provided to chief executive officers of the surveyed institutions. In addition, the committee considered the outstanding grants and awards to Mr. Burba as well as the appreciation of such awards in determining his 1996 compensation package.

                          THE COMPENSATION COMMITTEE


   James E. Dick               Edward A. Matuga            Thomas J. Nowicki



                               BOARD OF DIRECTORS


   Rosalyn M. Lesak            Edward C. Moticka           Edward A. Matuga

   David C. Burba              Thomas J. Nowicki           James E. Dick

                               Robert E. Vorel, Jr.


      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. All members of the Compensation Committee are outside directors of the Company. In addition, the Board of Directors participates in the decisions concerning the compensation of executive officers. Mr. Burba does not participate in the Board of Director's consideration of the executive officers' compensation. However, Mrs. Lesak participates in compensation decisions and is a vice president of Westco, Inc. Mr. Vorel is President of Crest Communications, Inc. which received a total of $109,724 from the Association for its advertising services during the fiscal year ended December 31, 1996.

      STOCK PERFORMANCE GRAPH. The following graph shows a comparison of the cumulative total stockholder return on the Company's Common Stock based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total returns of the companies on the Nasdaq National Market (U.S. companies) and Nasdaq Bank Stock Indices. The data used to prepare the graph was prepared by the Center for Research in Security Prices ("CRSP") of the University of Chicago Graduate School of Business. In the table, the lines represent yearly index levels derived from compounded daily returns that include all dividends and if the yearly interval, based on the Company's fiscal year-end, is not a trading day, the preceding trading day is used. In the table, the index level for all indices is set to $100 on June 30, 1992. The Company's Common Stock began trading on June 26, 1992.


                    COMPARISON OF CUMULATIVE TOTAL RETURNS
                             WESTCO BANCORP, INC.
                      JUNE 30, 1992 TO DECEMBER 31, 1996


                               [GRAPH GOES HERE]


                                              SUMMARY

                                      06/30/92    12/31/92    12/31/93    12/30/94    12/29/95    12/21/96
                                      --------    --------    --------    --------    --------    --------
WESTCO BANCORP, INC.                   100.00      126.84      159.10      153.94      243.10      294.71
CRSP NASDAQ COMPOSITE INDEX (U.S.)     100.00      121.12      139.04      135.91      192.20      236.42
CRSP NASDAQ BANK INDEX                 100.00      119.07      135.79      135.30      201.51      266.37



NOTES:
    A. THE  LINES  REPRESENT  YEARLY  INDEX LEVELS FROM COMPOUNDED
       DAILY RETURNS THAT INCLUDE ALL DIVIDENDS.
    B. THE INDEXES ARE REWEIGHTED DAILY, USING THE MARKET CAPITALIZATION ON THE PREVIOUS TRADING DAY.
    C. IF THE YEARLY INTERVAL, BASED ON THE FISCAL YEAR-END, IS NOT A TRADING DAY, THE PRECEDING TRADING DAY IS USED.
    D. THE INDEX LEVEL FOR ALL SERIES WAS SET TO $100.00 ON 06/30/92.

      SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended December 31, 1996, 1995 and 1994, the cash compensation as well as certain other compensation paid or accrued for those years, paid by the Association, to the Chief Executive Officer and other executive officers of the Company and the Association who received an amount in salary and bonus in excess of $100,000 in 1996 ("Named Executive Officers").


                                      ANNUAL COMPENSATION      LONG TERM COMPENSATION
                                   -------------------------  ---------------------------

                                                                    AWARDS         PAYOUTS
                                                              -------------------  --------


                                                                         SECURITIES
                                                           RESTRICTED    UNDERLYING
                                             OTHER ANNUAL    STOCK        OPTIONS/     LTIP     ALL OTHER
NAME AND PRINCIPAL         SALARY    BONUS   COMPENSATION   AWARD(S)       SARS      PAYOUTS  COMPENSATION
   POSITION         YEAR   ($)(1)    ($)(2)    ($)(3)       ($)(4)        (#)(5)      ($)(6)     ($)(7)
------------------  ----   ------    ------  -----------    --------     ---------   -------  ------------

David C. Burba      1996   $211,350 $86,184   $  --         $  --            --        None      $29,234
  President         1995    204,250  78,500      --            --            --        None       61,917
                    1994    196,650  73,000      --            --            --        None       17,800

Richard A. Brechlin 1996   $109,200 $47,174   $  --         $  --            --        None      $29,234
  Executive Vice    1995    105,000  36,300      --            --            --        None       25,794
  President and     1994    100,000  33,000      --            --            --        None       17,800
  Treasurer

Gregg P. Goossens   1996   $ 92,000 $29,808   $  --         $  --            --        None      $29,234
  Executive Vice    1995     89,000  28,600      --            --            --        None       18,920
  President         1994     85,000  26,000      --            --            --        None       17,800


(1)   Includes directors' fees for Mr. Burba.
(2) Includes bonuses granted to executive officers, based upon performance and other factors discussed under the "Compensation Committee Report on Executive Compensation."
(3) For 1996, 1995 and 1994, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for each year;
      (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4) As of December 31, 1996, Messrs. Burba, Brechlin and Goossens held 7,728, 5,244 and 4,416, respectively, shares under the ARPs with a market value of $166,152, $112,746 and $94,944, respectively, based on a market price of $21.50 at December 31, 1996. Such awards were made in 1992 which began vesting in June of 1993. Such awards will be 100% vested upon termination of employment due to death, disability or normal retirement, or following a change in control of the Association or the Company. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated dividends and earnings thereon (if any).
(5) The Company maintains the Incentive Option Plan which provides for discretionary awards to officers and employees. Options granted pursuant to the Incentive Option Plan vest at a rate of 20% per year commencing on June 26, 1993. Options granted include limited rights as described under the heading "Incentive Stock Option Plan."
(6) The Company does not maintain a long term incentive plan and therefore, there were no payouts or awards under such plans.
(7) Includes $29,234, $29,234 and $29,234 contributed by the Association to the accounts of Messrs. Burba, Brechlin and Goossens, respectively, pursuant to the Association's ESOP during 1996.

      EMPLOYMENT AGREEMENTS. The Association and the Company entered into employment agreements with David C. Burba, Richard A. Brechlin and Gregg P. Goossens in connection with the conversion from mutual to stock form of organization. These agreements are designed to ensure that the Association and Company will be able to maintain a stable and experienced management base.

      The employment agreements with the Association and the Company provide for a three-year term for Mr. Burba and two-year terms for Messrs. Brechlin and Goossens. Commencing on the first anniversary date and continuing each anniversary date thereafter, the respective Board of Directors may extend the agreements for an additional year so that the remaining terms shall be three years for Mr. Burba and two years for Messrs. Brechlin and Goossens unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the executive. The agreements provide that the base salary of the executive will be reviewed annually. For fiscal 1997, the base salaries for Messrs. Burba, Brechlin and Goossens are $199,500, $109,200 and $92,000, respectively.

      In addition to the base salary, the agreements provide for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Association or the Company for cause at any time. In the event that the Association or the Company choose to terminate the executive's employment for reasons other than for cause, or in the event of the executives' resignation from the Association and the Company upon (i) failure to re-elect the executive to his current offices or board membership, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment, (iii) a relocation of the executive's principal place of employment by more than 30 miles from its location at the effective date of the agreement, or a material reduction in the benefits and perquisites to the executive, (iv) liquidation or dissolution of the Association or the Company, or (v) a breach of the agreement by the Association or the Company, the executive, or in the event of death, his beneficiary would be entitled to severance pay or liquidated damages in an amount equal to the salary to which he would be entitled for the remaining term of the agreement.

      If termination, voluntary or involuntary, follows a change in control of the Association or the Company, the executive or, in the event of death prior to payment, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payment due for the remaining term of the agreement or (ii) three times for Mr. Burba or two times for Messrs. Brechlin and Goossens average compensation over the past three years of employment with the Association or the Company. The Association and the Company would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the agreements.

      A change in control is generally defined to mean the acquisition by a person or group of persons having beneficial ownership of 20% or more of the Association's or the Company's Common Stock or a merger or other form of business combination, sale of assets or contested election of directors which results in a change of a majority of the Board of Directors during the term of the agreement. Payments to the officers under the employment agreements will be guaranteed by the Company in the event payments or benefits are not paid by the Association.

      In the event of a change in control, based upon the past fiscal year's salary, Messrs. Burba, Brechlin and Goossens would receive approximately $850,000, $287,100 and $233,600, respectively, in severance payments in addition to other non cash benefits provided for under the agreements. See "Salary Continuation Agreements." In addition, any options granted under the Incentive Option Plan and any awards granted under the ARPs will vest immediately upon a change in control. Payments under the employment agreements in the event of a change in control including other payments that might be made as a result of the change in control, for example for the grant of limited rights and the present value of acceleration in the exercisability of stock options or the vesting of ARP awards, may constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Association.

      EXECUTIVE SALARY CONTINUATION PLAN. The Association entered into Executive Salary Continuation Agreements with Messrs. Burba, Brechlin and Goossens in 1988 providing for annual payments at retirement, death or disability. The Association purchased insurance policies on each of the executives to help defray the potential costs of benefits if payments were ultimately required. In 1996, while maintaining the insurance policies, these separate agreements were replaced by an Executive Salary Continuation Plan.

      If Messrs. Burba, Brechlin and Goossens continue employment until they attain the age of 65, the Association will pay to Messrs. Burba, Brechlin and Goossens (or their beneficiaries) an amount of $45,000, $15,000 and $23,000, respectively, annually on the date of retirement for a period of ten years. This benefit may also be paid upon retirement at age 55, but the amounts will be in proportion to years of service divided by a factor of 30. In the event Messrs. Burba, Brechlin or Goossens dies prior to retirement, the Association will pay to their designated beneficiaries an amount of $60,000, $20,000 or $31,000, respectively, for a period of ten years or, if so requested, in a lump sum based upon the present value of the payments at the time of death. The amount of this benefit will be increased annually by 3% during the course of the executive's employment. In the event that the executive officer is disabled, as defined in the plan, prior to retirement, the executive officer will receive an annual payment equal to the retirement benefit for ten years, reduced proportionately to years of service divided by a factor of 30. In consideration for these benefits, the executive officer will provide post employment consulting services to the Association over the 36 months following retirement. In the event that the employment of Messrs. Burba, Brechlin or Goossens terminates following or in connection with a change in control, the Association will pay such executive a lump sum equal to the present value of the annual retirement benefit payable at the executive's early retirement date. The aggregate expense of maintaining this plan for the fiscal year ended December 31, 1996 was $54,150.

      INCENTIVE STOCK OPTION PLAN. The Company maintains the Incentive Option Plan which provides discretionary awards to officers and employees as determined by a committee of disinterested directors who administer the plan. The purpose of the Incentive Option Plan is to advance the interest of the Company and its stockholders by providing officers and employees with an additional incentive to perform in a superior manner.

      The following table provides certain information with respect to the number of shares of Common Stock acquired upon the exercise of stock options and the value realized thereon and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES



                                            NUMBER OF SECURITIES UNDERLYING
                   SHARES        VALUE        UNEXERCISED OPTIONS/SARS AT      VALUE OF UNEXERCISED IN-THE-
                  ACQUIRED    ON REALIZED          FISCAL YEAR-END                MONEY OPTIONS/SARS AT
      NAME        EXERCISE(#)   ($)(1)            (#)(2)(3)(4)(5)(6)              FISCAL YEAR-END ($)(7)
----------------  -----------  ----------  --------------------------------   ----------------------------
                                           EXERCISABLE       UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                                           -----------       --------------   -----------   --------------
David C. Burba          -      $      -       83,904              20,976       $1,244,296      $311,074
Richard A. Brechlin     -             -       29,844               9,936          442,587       147,351
Gregg P. Goossens   4,500        66,923       29,244               9,936          433,689       147,351

----------------------------
(1) Based on the market value of the Common Stock as of the date of exercise minus the exercise price.
(2) Options granted pursuant to the Incentive Option Plan become exercisable in equal installments at a rate of 20% commencing one year from the date of grant, June 26, 1993. To the extent not already exercisable, the options become exercisable upon a change in control. In addition, vesting of non-statutory options may be accelerated by the committee that administers the plan.
(3) The purchase price may be made in whole or in part through the surrender of previously held shares of Common Stock at the fair market value.
(4) Under limited circumstances, such as death, disability or normal retirement of an employee, the employee (or his beneficiary) may request that the Company, in exchange for the employee's surrender of an option, pay to the employee (or beneficiary) the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the employee's termination of employment. It is within the Company's discretion to accept or reject such a request.
(5) Under the Incentive Option Plan, the committee may issue replacement options in exchange for previously granted non-statutory options at exercise prices that may be less than the previous exercise price, but may not be less than 85% of the fair market value of the common stock on the date such replacement options are granted.
(6) Options are subject to limited rights (similar to stock appreciation rights ("SARs") pursuant to which the options, to the extent outstanding for at least six months, may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the limited right is exercised.
(7) The options in this table have an exercise price of $6.67. As of December 31, 1996, the closing market price of the Common Stock was $21.50.

      DEFINED BENEFIT PLAN. The Association maintains the First Federal Savings of Westchester Retirement Plan ("Retirement Plan"), for the benefit of those eligible employees of the Association. In addition, the Association maintains the First Federal Savings & Loan Association of Westchester Supplemental Executives' Retirement Plan for the benefit of certain of its executive officers effective February 14, 1995. The Retirement Plan is a noncontributory defined benefit pension plan. The following table sets forth the estimated annual benefits payable upon retirement at age 65 in calendar year 1996, expressed in the form of a single life annuity, for the final average salary and benefit service classification specified under the Retirement Plan and the Supplemental Executive Retirement Plan.


                            PLAN YEARS OF SERVICE AT RETIREMENT(1)
                  ----------------------------------------------------------

 FINAL AVERAGE
COMPENSATION(2)      15 YEARS        20 YEARS      35 YEARS(3)    42 YEARS
---------------      --------        --------      -----------    --------

  $  25,000          $  5,212       $   6,950      $ 12,162      $  14,595
     50,000            11,400          15,200        26,600         31,920
     75,000            17,587          23,450        41,037         49,245
    100,000            23,775          31,700        55,475         66,570
   150,000(4)          36,150          48,200        84,350        101,220
   200,000(5)          48,525          64,700       113,225        135,870
   250,000(5)          60,900          81,200       142,100        170,520
   300,000(5)          73,275          97,700       170,975        205,170
   350,000(5)          85,650         114,200       199,850        239,820
   400,000(5)          98,025         130,700       228,725        274,470


------------------------
(1) The benefit amounts shown in the table are subject to deductions for social security benefits and other offset amounts.
(2) The compensation utilized for formula purposes includes the salary and bonus reported in the "Summary Compensation Table" for each executive officer excluding any directors fees paid to Mr. Burba.
(3) Years of service in excess of 35 will not increase benefits payable under the Retirement Plan.
(4) Maximum allowed under IRS Code.
(5) Benefits provided under Supplemental Executive Retirement Plan.

      The following table sets forth the years of credited service (I.E., benefit service) as of December 31, 1996 for each of the individuals named in the summary compensation table.

                                      CREDITED SERVICE YEARS
                                     ------------------------

              David C. Burba                   26

              Richard A. Brechlin              14

              Gregg P. Goossens                20

INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

      All loans made by the Association to its executive officers and directors were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


                   PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

      The Company's independent auditors for the year ended December 31, 1996 were Cobitz, VandenBerg & Fennessy. The Company's Board of Directors has reappointed Cobitz, VandenBerg & Fennessy to continue as independent auditors for the Association and the Company for the year ending December 31, 1997 subject to ratification of such appointment by the stockholders.

      Representatives of Cobitz, VandenBerg & Fennessy will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF COBITZ, VANDENBERG & FENNESSY AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE  BOARD  OF   DIRECTORS   RECOMMENDS   A  VOTE   "FOR"   RATIFICATION
OF   THE    APPOINTMENT   OF   COBITZ,    VANDENBERG   &   FENNESSY   AS   THE
INDEPENDENT AUDITORS OF THE COMPANY.


                            ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

      To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1998, a stockholder proposal must be received by the Secretary of the Company at the address set forth in the Notice of Annual Meeting of Stockholders, not later than November 11, 1997. Any such proposal will be subject to Rule 14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, advance notice by the stockholder must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by a stockholder must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

           OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

      A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF
RECORD UPON WRITTEN REQUEST TO WESTCO BANCORP, INC., MS. MARY S. SUFFI, SECRETARY, 2121 S. MANNHEIM ROAD, WESTCHESTER, ILLINOIS 60154.

                                          By Order of the Board of
                                          Directors


                                          /s/ Mary S. Suffi

                                          Mary S. Suffi
                                          VICE PRESIDENT AND SECRETARY

Westchester, Illinois
March 11, 1997


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE
REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     [FRONT SIDE]

                                    REVOCABLE PROXY

                                 WESTCO BANCORP, INC.
                            ANNUAL MEETING OF STOCKHOLDERS
                                    APRIL 15, 1997
                                      10:00 A.M.


     The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of Westco Bancorp, Inc. (the "Company"), each with full power of substitution to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at 2121
S. Mannheim Road, Westchester, Illinois, on April 15, 1997, at 10:00 a.m., and at any and all adjournments thereof, as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below).

             Thomas J. Nowicki and David C. Burba

                            FOR                 VOTE WITHHELD
                            |_|

INSTRUCTION:   To withhold  your vote  for  any  individual  nominee, write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


     2. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as the Company's independent auditors for the fiscal year ending December 31, 1997.

                       FOR         AGAINST           ABSTAIN
                       |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                                      [BACK SIDE]


                   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

   The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting and of a Proxy Statement dated March 11, 1997.


Dated:
      ---------------

                                          ------------------------
                                          SIGNATURE OF STOCKHOLDER


                                          ------------------------
                                          SIGNATURE OF STOCKHOLDER


                                          Please   sign   exactly  as  your name
                                          appears on this card. When signing  as
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give your
                                          full   title.   If   shares  are  held
                                          jointly,  each  holder   should  sign,
                                          but  the  signature  of  one holder is
                                          sufficient, unless contested.


               PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                       IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.


                           -------------------------------